First BanCorp Investor Presentation November 2013 Exhibit 99.1

Disclaimer
1
This presentation contains “forward-looking statements” concerning First BanCorp’s (the “Corporation”) future economic performance. The words or phrases “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “expect,” “anticipate,” “look forward,” “should,” “believes” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbor created by such section. The Corporation wishes to caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and to advise readers that various factors, including, but not limited to, uncertainty about whether the Corporation and FirstBank Puerto Rico (“FirstBank”
or “the Bank”)  will be able to fully comply with the written agreement dated June 3, 2010 that the Corporation entered into with the Federal Reserve Bank of New York
(the “FED”) and the order dated June 2, 2010 (the “Order”) that FirstBank  entered into with the FDIC and the Office of the Commissioner of Financial Institutions of
Puerto Rico that, among other things, require FirstBank to maintain certain capital levels and reduce its special mention, classified, delinquent and non-performing assets; the risk of being subject to possible additional regulatory actions; uncertainty as to the availability of certain funding sources, such as retail brokered CDs; the
Corporation’s reliance on brokered CDs and its ability to obtain, on a periodic basis, approval from the FDIC to issue brokered CDs to fund operations and provide liquidity in accordance with the terms of the Order; the risk of not being able to fulfill the Corporation’s cash obligations or resume paying dividends to the
Corporation’s stockholders in the future due to the Corporation’s inability to receive approval from the FED to receive dividends from FirstBank or FirstBank’s failure to generate sufficient cash flow to make a dividend payment to the Corporation; the strength or weakness of the real estate markets and of the consumer and commercial credit sectors and their impact on the credit quality of the Corporation’s loans and other assets, including the Corporation’s construction and commercial real estate loan portfolios, which have contributed and may continue to contribute to, among other things, the high levels of non-performing assets, charge-offs and the provision expense and may subject the Corporation to further risk from loan defaults and foreclosures; adverse changes in general economic conditions in the United States and in Puerto Rico, including the interest rate scenario, market liquidity, housing absorption rates, real estate prices and disruptions in the U.S. capital markets, which may reduce interest margins, impact funding sources and affect demand for all of the Corporation’s products and services and the value of the Corporation’s assets; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; a decrease in demand for the Corporation’s products and services and lower revenues and earnings because of the continued recession in Puerto Rico and the current fiscal problems and budget deficit of the Puerto Rico government; uncertainty about regulatory and legislative changes for financial services companies in Puerto Rico, the United States and the U.S. and British Virgin Islands, which could affect the
Corporation’s financial performance and could cause the Corporation’s actual results for future periods to differ materially from prior results and anticipated or projected results; uncertainty about the effectiveness of the various actions undertaken to stimulate the United States economy and stabilize the United States’
financial markets, and the impact such actions may have on the Corporation’s business, financial condition and results of operations; changes in the fiscal and monetary policies and regulations of the federal government, including those determined by the Federal Reserve System, the FDIC, government-sponsored housing agencies and regulators in Puerto Rico and the U.S. and British Virgin Islands; the risk of possible failure or circumvention of controls and procedures and the risk that the
Corporation’s risk management policies may not be adequate; the risk that the FDIC may further increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in the Corporation’s non-interest expense; risks of not being able to recover the assets pledged to Lehman Brothers Special Financing, Inc.; the impact on the Corporation’s results of operations and financial condition associated with acquisitions and dispositions; a need to recognize additional impairments on financial instruments or goodwill relating to acquisitions; risks that downgrades in the credit ratings of the
Corporation’s long-term senior debt will adversely affect the Corporation’s ability to access necessary external funds; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act on the Corporation’s businesses, business practices and cost of operations; and general competitive factors and industry consolidation.
The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by the federal securities laws. Investors should refer to the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of such factors and certain risks and uncertainties to which the Corporation is subject.

Quebradillas
Rincón
Barceloneta
Dorado
Bayamón
Guaynabo
Canóvanas
Hormigueros
Las Piedras
Guayanilla
Peñuelas
Arroyo
First Bank
First Mortgage
First Bank Insurance
First Leasing
money express

Eastern
Caribbean:
7% of Assets
14 bank branches
3 First Express branches
Franchise Overview
Founded in 1948
Headquartered in San Juan, Puerto
Rico with operations in PR, Eastern
Caribbean (Virgin Islands) and
Florida
–
~2,500 FTE employees
(1)
2nd largest financial holding
company in Puerto Rico with
attractive business mix and
substantial loan market share
Florida presence with focus on
serving south Florida region
The largest depository institution
in the Virgin Islands with
approximately 40% market share
146 ATM machines and largest
ATM network  in the Eastern
Caribbean Region (2)
A well diversified operation with
over 650,000 retail & commercial
customers
Well diversified with significant competitive strengths
2
Total Assets - $12.8B
Total Loans - $9.6B
Total Deposits - $10.0B
Naguabo
Fajardo
Ceiba
Luquillo
Juncos
Río
Grande
Loíza
Trujillo
Alto
Carolina
Gurabo
Toa Baja
Cataño
San Juan
Aguas
Buenas
Caguas
Comerío
Naranjito
Corozal
Toa Alta
San
Germán
Mayagüez
Barranquitas
San
Lorenzo
Cayey
Patillas
Humacao
Hatillo
Cabo
Rojo
Maunabo
Guayama
Vega
Baja Isabela
San
Sebastián
Aguadilla
Sabana
Grande
Yauco
Ciales
Jayuya
Juana
Díaz
Santa
Isabel
Adjuntas
Aguada
Aibonito
Añasco
Arecibo
Camuy
Cidra
Coamo
Florida
Guánica
Lajas
Lares
Las Marías
Manatí
Maricao
Moca
Morovis
Orocovis
Ponce
Salinas
Utuado
Villalba
Yabucoa
47 Branches 35 Branches 5 Branches 2 Branches 26 Branches
12 bank branches
1 Loan Production Office
SE Florida:
7% of Assets
30% of core
deposits
(3)
15% of core
deposits
(3)
As of September 30, 2013.
1) FTE = Full Time Equivalent.
2) Eastern Caribbean Region or ECR includes United States and British Virgin Islands.
3) Data as of December 31, 2012. Core deposits excludes brokered deposits allocated to Puerto Rico.

1 First BanCorp

citi
doral
OFGBancorp
POPULAR
Santander
Scotiabank

Franchise Overview
($ in millions)
Well positioned Puerto Rico institution in a consolidating market
Source: PR Market Share Report prepared with data provided by the Commissioner of Financial Institutions of Puerto Rico as of  6/30/13.
1) Puerto Rico only.
2) Calculated as institution bank branches within a mile of an FBP branch as a percentage of total institution branches.
3) Alphabetical order.
3
Puerto Rico Total Assets (1) Puerto Rico Total Loans (1) Puerto Rico Deposits, Net of Brokered (1)
Strong and uniquely positioned franchise in
densely populated regions of core operating
footprint
Strong market share in loan portfolios
facilitates customer relationship expansion and
cross-sell to increase deposit share
Long-term opportunity for additional
consolidation
Branch overlap of greater than 40% with six
Puerto Rico institutions
(2)
1-mile branch overlap
(3)
64
42
80%
42
47
44
Portfolio
Balance
Market
Share
Portfolio
Balance
Market
Share
Portfolio
Balance
Market
Share
1 Banco Popular $26,132 39.9% 1 Banco Popular $19,212 38.8% 1 Banco Popular $17,852 44.1%
2 FirstBank 9,662 14.8% 2 FirstBank 8,123 16.4% 2 Banco Santander 5,694 14.1%
3 Oriental Bank 7,405 11.3% 3 Banco Santander 5,413 10.9% 3 Oriental Bank 4,908 12.1%
4 Banco Santander 7,031 10.7% 4 Scotiabank 5,146 10.4% 4 FirstBank 3,858 9.5%
5 Scotiabank 7,002 10.7% 5 Oriental Bank 5,083 10.3% 5 Scotiabank 3,427 8.5%
6 Doral Bank 5,477 8.4% 6 Doral Bank 2,839 5.7% 6 Citibank 2,227 5.5%
7 Citibank 2,223 3.4% 7 Other 2,692 5.4% 7 Doral Bank 2,031 5.0%
8 Banco Cooperativo 518 0.8% 8 Citibank 755 1.5% 8 Banco Cooperativo 437 1.1%
9 BBU 20 0.0% 9 Banco Cooperativo 193 0.4% 9 BBU 25 0.1%
Total $65,469 100% Total $49,456 100% Total $40,460 100%
Institutions Institutions Institutions
–

2009 Today (3Q 2013) Change ('09-3Q'13) % improvement
NPAs $1,711 $726 $985 58%
NPAs/assets 8.7% 5.7% 303 bps
Tier 1 Common 4.1% 12.6% 845 bps 101%
TCE / TA 3.2 8.7 545 bps 76%
Core deposits $5,108 $6,773 $1,665 33%
NIM 2.69% 4.20% 151 bps
Our turnaround story
Franchise Overview
($ in millions)
De-Risking of Balance Sheet
Capital
Enhanced Franchise Value
4
1) Represents change in dollar amount.
(1)
(1)
(1)
(1)
June 2010:
Written
Agreement
with the FED
and Consent
Order with
FDIC
July 2010:
The U.S.
Treasury
exchanged
TARP for
convertible
preferred
August 2010:
Exchange of 89%
Perpetual
Preferred Stock
for Common
February 2011:
Sale of non-
performing
loans with a
book value of
$269 million
Feb-April 2011:
Sale of $330
million of MBS
and  $518
million of
performing
residential
mortgages
March 2013:
Sale of non-performing
loans with a book value
of $217.7 million and
entered two separate
agreements for sale of
NPLs with a book value
of $99 million
2010 2011 2013
October 2011:
Conversion of
the shares held
by the U.S.
Treasury into
32.9 million
shares of
common stock
May 2012:
Acquisition of a $406
million portfolio of
FirstBank-branded
credit cards from FIA
June 2013:
Write-off of $66.6
million collateral
pledged to
Lehman, sale of
NPLs with book
value of $203.8
million and $19.2
million of OREO
October 2011:
Private placement
of $525 million in
common stock.
Lead investors
included Thomas H.
Lee & Oaktree
2012
August 2013:
Completed
secondary
offering reducing
ownership
interest of U S
Treasury and PE
Investors

| | |
|---|---|
| **Franchise Value** | ☑ Pre-tax pre-provision income $137.2 million YTD 2013 up 11% from same period 2012<br>☑ Stable Net Interest Margin 4.06% YTD 2013 compared to 3.55% for the nine months ended September 30, 2012<br>☑ Expanding products mix and maximizing cross-selling opportunities<br>☑ Growing core deposits up $283 million in 2013<br>☑ Reenergized loan production $2.7 billion originations YTD13<br>☑ Optimizing expenses; continued focus on operational excellence |
| **Capital** | ☑ Strong capital base, growing through earnings generation, to support continued execution of Strategic Plan with focus on the recapture of the $520 million Deferred Tax Asset Valuation Allowance. |
| **Risk Management** | ☑ Proactive approach to risk management<br>☑ In compliance with Regulatory Agreements<br>☑ Enhanced BOD talent with additional financial and risk management expertise |

Core Franchise is Strong
Effectively executing Strategic Plan towards Profitability
5
Management focused on continued strengthening of the franchise and executing on profitability levers
Balance Sheet
Improving risk profile;  current focus on organic reduction of NPAs
Executing on opportunities to reduce cost of funds
$797 million brokered CDs maturing over the next six months at an average rate of 0.94%
Completed two bulk sales of adversely classified loans and OREO properties with total book value of $441 million in first half of 2013
NPAs decreased for the 14
th
consecutive quarter
NPAs down 41% or $512 million YTD 2013

Core deposit growth strategy continues producing
positive results; $1.7 billion since 2009
Florida continues to be a strong funding source
Focus remains on cross-selling opportunities
Cost of deposits, net of brokered CDs, decreased to
0.79%
Reduced reliance on brokered CDs
$3.2 billion (32% of deposits) today vs. $7.4
billion (60%) in 2009
6
Core Deposits
(1)
Total Deposit Composition
Cost of Deposits
(1)
Brokered CDs
32%
Non-interest
bearing
9%
Interest bearing
59%
3Q 2013
1) Total Deposits excluding Brokered CDs.
Opportunity for Earnings Growth
Successful deposit growth over recent years
Brokered CDs
60%
Non-interest
bearing
6%
Interest bearing
34%
4Q 2009
2,381
2,477
2,654
2,776
2,828
774
763
915
1,108
1,106
1,505
2,090
2,126
2,077  2,080
448
470
481
529
759
$5,108
$5,800
$6,176
$6,490
$6,773
$0
$1,500
$3,000
$4,500
$6,000
2009 2010 2011 2012 3Q 2013
Retail Commercial CDs & IRA Public Funds
($ in millions)
1.87%
1.56%
1.34%
0.88%
0.79%
0.00%
1.00%
2.00%
3.00%
2009 2010 2011 2012 3Q 2013
Total Deposits, Net of Brokered CDs

3,417
2,874
2,747
2,714
2,511  2,519
1,716
1,562
2,013
2,020
2,047  2,059
701
428
362  223
195  164
5,822
5,695
4,932
4,604
4,692
4,766
301
16
85
276
238  115
$11,957
$10,575
$10,140
$9,836
$9,683
$9,623
$0
$5,000
$10,000
$15,000
2010 2011 2012 1Q 2013 2Q 2013 3Q 2013
Residential Consumer & Finance Leases
Construction Commercial
Loans Held for Sale
187
214
229
262
177
304
305  279
308
290
12
39
28
15
5
252
357
265
431
448
$755
$914
$802
$1,016
$920
$0
$220
$440
$660
$880
$1,100
3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013
Continued focus on revenue generation through
growth in commercial and consumer book following
recent bulk sale transactions.
Focus on increasing Consumer and Residential
Mortgage market share & rebuilding our Commercial
portfolio.
–
3Q 2013 Consumer originations were strong at
$290 million; and
–
Residential mortgage originations declined in 3Q
2013 primarily driven by an increase in market
interest rates and new housing demand.
Consumer book should benefit from marketing
efforts on credit card portfolio with systems
conversion complete in 3Q 2013.
Increased focus on rebuilding commercial book in PR
and FL representing a $74 million increase for the 3Q
2013.
Continue executing on Florida growth opportunities
7
Loan Portfolio
1) Originations include purchases, refinancings, and draws from existing revolving and non-revolving commitments.
Strong Origination Capabilities
Loan Originations
(1)
($ in millions)
Rebuilding & replacing to achieve higher yielding portfolio

Product Book Value
Accumulated
Charge-offs
Reserves
Net Carrying
Amount
C&I $127.6 $46.0 $28.3 57.2%
CRE 114.1                     94.8                       15.4                       47.2%
Construction 157.8                     47.7                       23.5                       65.4%
Total $399.4 $188.5 $67.2 56.5%
Commercial Non-performing Loans (includes HFS)
Continuing De-risking of the Balance Sheet
8
Net Charge-offs (NCO) (1)
Non-performing Assets (NPA)
2010 2011 2012
2013
(2)
($ in millions)
(4)
(3)
(5)
63
39 37
25
54
38
35
41
142
118
67
62
186
101
41
7
$445
$295
$180
$134
$0
$200
$400
$600
2010 2011 2012 2013 YTD
Construction
Commercial
Consumer
Residential
1,639
1,551
1,506
1,239
1,233
1,208
1,184
1,138
1,119
1,066
1,008
976
683
506
498
150
150
163
163  172
176
188
194
213
242
251
260
256
151
147
159
148
95
80
$1,790
$1,701
$1,669
$1,562
$1,410
$1,390
$1,377
$1,337
$1,332
$1,308
$1,259
$1,238
$1,087
$752
$726
9.5%
10.0%
9.3%
10.2% 10.2%
9.6%
8.4%
5.7%
$0
$400
$800
$1,200
$1,600
$2,000
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
NPLs Held for Sale
Repossessed Assets & Other
Loans Held for Investment
NPAs / Assets
Proactively managing asset quality
Transferred $182m of loans to held for sale resulting in NCOs of $36m
Focus remains on organic reductions of nonperforming assets including the disposition of $227million of HFS and OREO
1) Excludes bulk sales.
2) Excludes $165 million of net charge-offs associated with the bulk sale to CPG in 2010.
3) Excludes $232 million of net-charge offs associated with the bulk asset sales and transfer of loans in 2013.
4) September 30, 2013.
5) Net Carrying Amount = % of carrying value net of reserves and accumulated charge-offs.
NPAs are down over $1 billion, or 59%, since the peak in 1Q 2010
Recent actions (2013):
Bulk sale of NPAs ($441m book value), resulting in NCOs of $197m
Non-cash charge of $67m due to write-off of securities pledged to
Lehman

Focus on Strategic Plan
3Q 2013 Highlights
Net income of $15.9 million, or $0.08 per diluted share, including $3.4 million in non-recurring expenses related to the secondary stock offering and the conversion of credit cards.
Adjusted net income of $19.3 million, excluding the aforementioned items. These results were also impacted by a $5.9 million loss in the equity of the unconsolidated entity and a $3 million increase in the tax reserve for uncertain tax positions.
Net interest margin increased by 16 basis points to 4.20% driven by reductions in funding costs.
Pre-tax, pre-provision income of $50.9 million up $15.0 million from 2Q 2013.
Strong capital position with total capital ratio, tier 1 and leverage of 16.9%, 15.6% and 11.7%, respectively (2)
Rebuild earnings and de-risk balance sheet
($ in millions, except per share results)
9
1) See reconciliation on page 20.
2) First Bancorp cannot be considered well-capitalized because of the regulatory agreements.
Income Statement 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013
GAAP Net Interest Income 125.5 $             125.6 $             124.5 $             126.9 $             130.9 $
Provision for loan and lease losses 29.0 30.5 111.1 87.5 22.2
Non-interest income 17.3 20.1 19.1 14.3 16.0
Impairment of collateral pledged to Lehman (66.6) -
Equity in (losses) gains of unconsolidated entities (2.2) (8.3) (5.5) 0.6 (5.9)
Non-interest expense 91.8 90.9 98.0 111.3 99.2
Pre-tax net income (loss) 19.8 16.0 (71.0) (123.6) 19.6
Income tax (expense) benefit (0.8) (1.5) (1.6) 1.0 (3.7)
Net income (loss) 19.1 $                14.5 $                (72.6) $              (122.6) $            15.9 $
Adjusted Pre-tax pre-provision earnings
(1)
51.4 $                54.5 $                50.5 $                35.9 $                50.9 $
Net Interest Margin, (GAAP) (%) 3.98% 3.91% 3.96% 4.04% 4.20%
Net income (loss) per common share-basic 0.09 $                0.07 $                (0.35) $              (0.60) $              0.08 $

Opportunity for Earnings Growth
Targeted strategies for growth
1) Source: Office of the Commissioner of Financial Institutions of Puerto Rico as of 6/30/13 and internal reports.
10
Puerto Rico Market Share
(1)
Puerto Rico
Opportunities for ongoing market share gains
Largest opportunity on deposit products, electronic
banking & transaction services
Growth in selected loan products for balanced risk/return
to manage risk concentration and diversify income
sources
Recently acquired FirstBank-branded credit card portfolio
Diversifies revenue stream and loan portfolio
composition
Opportunity to broaden and deepen relationships
SE Florida
Continue focus in core deposit growth, commercial and
transaction banking and conforming residential
mortgages
Virgin Islands
Current
Market
Share
Jun-13
Rank
Auto / leasing 19% 2
Commercial 20% 2
Credit cards 18% 2
Mortgage
originations
15% 3
Personal 8% 4
ACH Transactions 11% 6
ATM Terminals 8% 3
Debit Cards 7% 4
POS Terminals 11% 2
Branches 12% 4
Deposits 10% 4
Expansion prospects in Florida given long-term
demographic trends
Solidify leadership position by further increasing customer
share of wallet

Opportunity for Earnings Growth
11
Path to improved profitability
Net Interest
Income
Improvement
Cost of funds
reduction
$797 million brokered
CDs maturing over the
next six months at an
average rate of 0.94%
Cash liquidity re-
investment
$700MM currently
yielding 28 bps
Replacement of NPLs
for performing loans
Additional loan
growth  as economy
recovers across our
geographies
Provision
Reduction
Currently 120bps of
loans (excluding
bulk sales)
2000-2008
weighted average
provision of 98bps
on loans
Deposit fee income
from expansion of
transaction deposit base
Non-interest bearing
represents only 9% of
deposit base
POS Terminals, Debit
cards, ACH transactions,
ATM Terminals
Credit costs of
$37MM
(1)
for the first
9 months of 2013
compared to 2008
annual expense of
$23MM
Fee Income
Opportunities
Operating Expense
Reduction
Long-term Efficiency Ratio Target of 55%
1) Represents net loss on REO operations and professional fees from collections, appraisals and other credit related fees.
Market share
expansion of
transaction processing
FDIC Cost reduction
with credit profile
improvement ($15 –
20 million annually)

Tier 1 Common of $1.2bn or 12.6% and Tier 1 capital of 15.6%
Tangible Book Value of $1.1bn or $5.32 / share
Deferred Tax Asset Valuation Allowance of $520m; Adjusted Tangible Book Value
(3)
of $7.83 / share
Key Investment Highlights
12
As of September 30, 2013.
1) See reconciliation to net income on page 20.
2) See reconciliation to total equity on page 21.
3) Assuming 100% reversal of Deferred Tax Asset Valuation Allowance of $520m; shares outstanding of 207m. See reconciliation to adjusted tangible book value on page 21.
Improving core operating performance
Healthy capital levels
Continuing de-risking of the balance sheet
Opportunity for revenue expansion and earnings growth
Total NPAs declined for the 14    consecutive quarter, down over $1bn or 59% since peak in 1Q 2010
Focus remains on organic reductions of non-performing assets th
Average pre-tax pre-provision income for the last five quarters of approximately $49m
NIM expanded 151 bps since 2009 to 4.20% in 3Q 2013
Stabilization of non-interest expenses; expected reduction in credit-related expense
(1)
(2)
Strong loan origination capabilities ($2.7bn YTD 2013)
Potential for NIM expansion through reduction in cost of deposits and replacement of performing for NPLs
Expected reduction in credit-related and other expenses (e.g., FDIC insurance)
Increasing market share in fee generating products and services, consumer and mortgage loan originations
Opportunity for commercial loan growth in SE Florida Long-term potential for value creation from consolidation in Puerto Rico

This Page Intentionally Left Blank

Appendix

Outlook on economic growth projections in PR
–
GNP: -0.03% for FY 2013 and -0.76% for FY 2014  (PR
Planning Board)
– Real GDP: 1.0%
for 2013 and 1.9% for 2014 (Global Insight)
August 2013 unemployment rate of 13.9% compared to August
2012 of 14.0% (United States Department of Labor. Bureau of
Labor Statistics, Household Survey. Seasonally Adjusted.)
Increased tourist  activity in first eleven months of fiscal 2013
– Hotel occupancy rate of 72.1% for 2013 YTD compared to
average occupancy rate of 69.6% during the same period
2012 (P.R. Tourism Company).
Evaluation of priority infrastructure projects moving forward
Government targeting 65% reduction in fiscal 2014 budget
deficit
Act 154 excise tax fixed to its original level of 4% for five years commencing on July 1, 2013
Corporate income tax rate increased from 30% to 39%
Tax of approximately 0.5% levied on gross income
Pension plan reform
Privatization of Luis Muñoz Marín International Airport
Puerto Rico economic update
Unemployment
(1)
Economic Activity Recent Changes
15
Real GDP
(1)
1) Source: Global Insight’s Comparative World Overview, Quarterly data.
10.0%
10.5%
5.3%
6.1%
2.4%
3.0%
1.2%
1.6%
(2.1%)
(3.7%)
PR has lagged the US recovery coming out of the credit crisis
–
5.0%
10.0%
15.0%
20.0%
2005 2007 2009 2011 2013 2015
U.S. P.R. U.S. projected P.R. projected
(10.0%)
(5.0%)
–
5.0%
2008 2010 2012 2014 2016
U.S. P.R. U.S. projected P.R. projected

Puerto Rico Government Exposure
16
As of September 30, 2013
Total asset exposure to the Puerto Rico Government
as of September 30, 2013 was just over $395 million
In addition, there is $199 million of indirect exposure
to the Tourism Development Fund supporting hotel
projects.
Investment Portfolio 71.0 $
Central Government 48.1
Public Corporations 79.6
Municipalities 199.0
Time
Deposits
Transaction
Accounts Total
Federal Funds - $               12.9 $          12.9 $
Municipalities 35.4              104.6           140.0
Public Agencies 5.0                184.5           189.4
Public Corporations 240.1           1.5                241.6
  Total 280.4 $        303.5 $        584.0 $
Total Government Deposits as of September 30, 2013 were $584 million.
($ in millions)

Stock Profile
17
Trading Symbol:
• FBP
Exchange:
• NYSE
Share Price
(11/8/13):
• $6.28
Shares Outstanding
(as of
September 30, 2013):
• 207,042,785
Market Capitalization
(11/8/13):
• $1.30bn
1 Yr. Average Daily
Volume:
• 654,555
Price
(11/8/13)
to Tangible
Book
(9/30/13):
• 1.18x
Price
(11/8/13)
to Adjusted
Tangible Book
(1)
(9/30/13):
• 0.80x
5% or more Beneficial Ownership
Beneficial Owner Amount
Percent of
Class
Entities affiliated with Thomas H. Lee
Partners, L.P.
41,854,770 20.2%
Entities managed by Oaktree Capital
Management, L.P.
41,854,769 20.2
United States Department of the
Treasury
(2)
20,996,340 10.1
Wellington Management Company, LLP 19,887,328 9.6
1) Assuming 100% reversal of Deferred Tax Valuation Allowance of $520m; shares outstanding of 207m.
2) Includes the U.S. Treasury warrant that entitles it to purchase up to 1,285,899 shares of Common Stock at an exercise price of $3.29 per share, as adjusted as a result of the issuance of shares of Common Stock in the Corporation’s $525m private placement of Common Stock completed in October 2011. The exercise price and the number of shares issuable upon exercise of the warrant are subject to further adjustments under certain circumstances to prevent dilution. The warrant has a 10-year term from its issue date and is exercisable in whole or in part at any time.

Capital Position and Asset Quality
18
Asset quality remains our number one focus, while preserving and growing capital
Strong capital position:  Total capital, Tier 1 capital and Leverage ratios of the Corporation of 16.9%, 15.6% and
11.7%, respectively. $520 million Deferred Tax Asset Valuation Allowance.
9.5%
9.4%
10.0% 10.0%
9.3%
9.8%
10.2%
10.2%
10.2%
10.1%
9.6%
9.5%
8.4%
5.9%
5.7%
13.3%
13.4%
13.3%
12.0%
12.0%
12.4% 12.4%
17.1%
17.4%
17.3%
17.5% 17.8% 17.4%
16.6%
16.9%
12.0%
12.1%
12.0%
10.7%
10.7%
11.1%
11.1%
15.8%
16.0% 16.0%
16.2%
16.5%
16.2%
15.3%
15.6%
8.4%
8.1%
8.3%
7.6%
7.8%
8.0%
8.4%
11.9%
12.3%
12.5%
12.7%
12.6%
12.1%
11.3%
11.7%
0.0%
6.0%
12.0%
18.0%
Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13
NPAs / Assets Total Capital Tier 1 Leverage
Core franchise is strong

Non-performing Assets
($ in millions)
1) Collateral pledged with Lehman Brothers Special Financing, Inc.
19
2009 2010 2011 2012 9/30/2013
Non-performing loans held for investment:
  Residential mortgage 441,642 $          392,134 $          338,208 $          313,626 $          142,002 $
  Commercial mortgage 196,535             217,165             240,414             214,780             127,374
  Commercial & industrial 241,316             317,243             270,171             230,090             127,584
  Construction 634,329             263,056             250,022             178,190             64,241
  Consumer & finance leases 50,041                49,391                39,547                38,875                37,184
   Total non-performing loans held for investment 1,563,863          1,238,989          1,138,362          975,561             498,385
OREO 69,304                84,897                114,292             185,764             133,284
Other repossessed property 12,898                14,023                15,392                10,107                14,125
Other assets
(1)
64,543                64,543                64,543                64,543                -
  Total non-performing assets, excluding loans held for sale 1,710,608          1,402,452          1,332,589          1,235,975          645,794
Non-performing loans held for sale -                       159,321             4,764                   2,243                   80,234
  Total non-performing assets 1,710,608 $      1,561,773 $      1,337,353 $      1,238,218 $      726,028 $

Adjusted Pre-tax, Pre-provision Income Reconciliation
20
($ in thousands)
3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013
Income (loss) before income taxes 19,834 $         16,028 $         (71,011) $       (123,562) $     19,616 $
Add: Provision for loan and lease losses 28,952            30,466            111,123          87,464            22,195
Add: Net loss on investments and impairments 547                   69                     117                   42                     -
Less: Unrealized gain (loss) on derivatives instruments and
liabilities measured at fair value
(170)                (432)                (400)                (708)                (232)
Add: Bulk sales related expenses and other professional fees related to the terminated preferred stock exchange offer
-                    -                    5,096              3,198              -
Add:  Loss on certain OREO properties sold as part of the bulk sale of non-performing residential mortgage assets
-                    -                    -                    1,879              -
Add: Secondary offering costs -                    -                    -                    -                    1,669
Add: Credit card processing platform conversion costs -                    -                    -                    -                    1,715
Add:  National gross tax receipts tax corresponding to Q1 2013 recorded during Q2 2013 after enactment
-                    -                    -                    1,656              -
Add: write-off of collateral pledged to Lehman -                    -                    -                    66,574            -
Add: Equity in losses (earnings) of unconsolidated entities 2,199              8,330              5,538              (648)                5,908
Adjusted Pre-tax, pre-provision income 51,362 $         54,461 $         50,463 $         35,895 $         50,871 $
Quarter Ended

Tangible Book Value Per Share Reconciliation
21
($ in millions, except for per share data)
3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013
Tangible equity:
Total equity - GAAP 1,484 $              1,485 $              1,404 $              1,222 $              1,221 $
Preferred equity (63)                       (63)                       (63)                       (63)                       (63)
Goodwill (28)                       (28)                       (28)                       (28)                       (28)
Purchased credit card relationship (24)                       (24)                       (23)                       (22)                       (21)
Core deposit intangible (10)                       (9)                         (9)                         (8)                         (8)
Tangible common equity 1,359 $              1,361 $              1,282 $              1,101 $              1,101 $
Common shares outstanding 206                      206                      206                      207                      207
Tangible book value per common share 6.59 $                  6.60 $                  6.21 $                  5.32 $                  5.32 $
Deferred tax valuation allowance 360 $                   360 $                   384 $                   523 $                   520 $
Deferred tax valuation allowance per share 1.75                     1.75                     1.86                     2.53                     2.51
Adjusted tangible book value per share 8.34 $                  8.34 $                  8.08 $                  7.85 $                  7.83 $